                                                                    Exhibit 99.1



 FOR IMMEDIATE RELEASE                         CONTACT: EDWARD F. CRAWFORD
                                                        PARK-OHIO HOLDINGS CORP.
                                                        (216) 692-7200

                 PARK-OHIO ANNOUNCES THIRD QUARTER 2003 RESULTS
                 ----------------------------------------------

         CLEVELAND, OHIO, November 7, 2003 -- Park-Ohio Holdings Corp. (NASDAQ:PKOH), today announced results for its third quarter ended September 30, 2003.

                               NINE MONTHS RESULTS
         Park-Ohio reported net income of $5.2 million or $.48 per share dilutive for the first nine months of 2003, compared to a loss before cumulative effect of accounting change a year earlier of ($.7) million or ($.07) per share. Park-Ohio reported net sales of $461.6 million for the first nine months of 2003 compared to net sales of $478.3 million one year earlier.

                              THIRD QUARTER RESULTS
         Park-Ohio reported net income of $.1 million or $.01 per share dilutive for the third quarter of 2003, compared to a net loss a year earlier of ($.2) million or ($.02) per share. Park-Ohio reported net sales of $146.8 million for the third quarter of 2003 compared to net sales of $157.8 million one year earlier.

         Edward F. Crawford, Chairman and Chief Executive Officer, stated, "We are pleased that the Aluminum and Manufactured Product segments continued to contribute strongly in the Third Quarter. However, ILS revenue and earnings in the Current Quarter were lower compared to last year, partly because of the positive impact on Third Quarter 2002 of the early termination of a high margin pharmaceutical sales contract, and the presence of a subsequently sold unit. The ongoing ILS business showed a profit improvement relative to 2002, and prospects are good for the future. We are forecasting higher Fourth Quarter revenues as ILS benefits from new customer relationships and cyclical strengthening in several market segments. We expect 2003 EPS in a range between $.70 and $.80."

         A conference call reviewing Park-Ohio's quarter-end results will be broadcast live over the Internet on Monday, November 10, commencing at 2:00 p.m. EST. Simply log on to http://www.firstcallevents.com/service/ajwz393314115gf12.html.

         Park-Ohio is a leading provider of supply chain logistics services, and a manufacturer of highly engineered products for industrial original equipment manufacturers. Headquartered in Cleveland, Ohio, the Company operates 23 manufacturing sites and 36 supply chain logistics facilities.

         This news release contains forward-looking statements that are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Among the key factors that could cause actual results to differ materially from expectations are the cyclical nature of the vehicular industry, timing of cost reductions, labor availability and stability, changes in economic and industry conditions, adverse impacts to the Company, its suppliers and customers from acts of terrorism or hostilities, the uncertainties of environmental, litigation or corporate contingencies, and changes in regulatory requirements. These and other risks and assumptions are described in the Company's reports that are available from the United States Securities and Exchange Commission. The Company assumes no obligation to update the information in this release.


                                     -more-

           CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)
                    PARK-OHIO HOLDINGS CORP. AND SUBSIDIARIES
                      (In Thousands, Except per Share Data)

                                                                                       Three Months Ended      Nine Months Ended
                                                                                         September 30,            September 30,
                                                                                        2003        2002         2003       2002
                                                                                        ----        ----         ----       ----

Net sales                                                                            $146,830     $157,832    $461,596    $478,300
Cost of products sold                                                                 125,078      134,639     389,588     409,029
                                                                                      -------      -------     -------    --------
   Gross profit                                                                        21,752       23,193      72,008      69,271
Selling, general and administrative expenses                                           15,008       14,496      45,707      43,450
Restructuring and impairment charges                                                        0        1,006           0       5,262
                                                                                      -------      -------     -------    --------
                  Operating income                                                      6,744        7,691      26,301      20,559
Interest expense                                                                        6,512        7,024      19,964      20,663
                                                                                      -------      -------     -------    --------

     Income (loss) before income taxes and cumulative effect of accounting change         232          667       6,337        (104)
Income taxes                                                                              144          909       1,116         610
                                                                                      -------      -------     -------    --------
     Income (loss) before cumulative effect of accounting change                           88         (242)      5,221        (714)
Cumulative effect of accounting change                                                      0            0           0     (48,799)
                                                                                      -------      -------     -------    --------

                  Net income (loss)                                                       $88        ($242)     $5,221    ($49,513)
                                                                                      =======      =======     =======    ========

Amounts per common share:
Basic:            Income (loss) before cumulative effect of accounting change           $0.01       ($0.02)      $0.50      ($0.07)
                  Cumulative effect of accounting change                                 0.00         0.00        0.00       (4.68)
                  Net income (loss)                                                     $0.01       ($0.02)      $0.50      ($4.75)

Diluted:          Income (loss) before cumulative effect of accounting change           $0.01       ($0.02)      $0.48      ($0.07)
                  Cumulative effect of accounting change                                 0.00         0.00        0.00       (4.68)
                  Net income (loss)                                                     $0.01       ($0.02)      $0.48      ($4.75)

Common shares used in the computation
                  Basic                                                                10,501       10,434      10,500      10,434
                  Diluted                                                              11,016       10,434      10,937      10,434

Other financial data:
     EBITDA, as defined                                                               $10,627      $13,085     $38,556     $39,183
                                                                                      =======      =======     =======    ========

Note A--The Company completed the impairment tests required by Statement of Financial Standards No. 142 "Goodwill and Other Intangible Assets" and effective January 1, 2002, recorded a $48.8 million charge reflected as a cumulative effect of a change in accounting principle.

Note B--The effective income tax rate for the first nine months of 2003 is less than the statutory Federal income tax rate due primarily to the recognition of net operating loss carryforwards.

Note C--EBITDA reflects earnings before cumulative effect of accounting change, interest and income taxes (Operating Income), and excludes depreciation and amortization, restructuring and impairment charges and certain corporate-level expenses as defined in the Company's Revolving Credit Agreement. EBITDA is not a measure of performance under generally accepted accounting principles ("GAAP") and should not be considered in isolation or as a substitute for net income, cash flows from operating, investing and financing activities and other income or cash flow data prepared in accordance with GAAP or as a measure of profitability or liquidity. The Company presents EBITDA because management believes that EBITDA could be useful to investors as an indication of the Company's ability to incur and service debt and because EBITDA is a measure used under the Company's revolving credit facility to determine whether the Company may incur additional debt under such facility. EBITDA as defined herein may not be comparable to other similarly titled measures of other companies. The following table reconciles net income (loss) to EBITDA, as defined:

                                                                                      Three Months Ended      Nine Months Ended
                                                                                         September 30,          September 30,
                                                                                       2003         2002       2003       2002
                                                                                       ----         ----       ----       ----
Net income (loss)                                                                         $88        ($242)     $5,221    ($49,513)
Add back
     Cumulative effect of accounting change                                                 0            0           0      48,799
     Interest expense                                                                   6,512        7,024      19,964      20,663
     Income taxes                                                                         144          909       1,116         610
     Depreciation and amortization                                                      3,850        4,211      12,062      12,720
     Restructuring and impairment charges                                                   0        1,006           0       5,262
     Miscellaneous                                                                         33          177         193         642
                                                                                     --------     --------    --------    --------
EBITDA, as defined                                                                    $10,627      $13,085     $38,556     $39,183
                                                                                     ========     ========    ========    ========

                      CONSOLIDATED CONDENSED BALANCE SHEETS
                    PARK-OHIO HOLDINGS CORP. AND SUBSIDIARIES

                                                                                         September 30  December 31
                                                                                              2003        2002
                                                                                          (Unaudited)   (Audited)
                                                                                          -----------   ---------
                                                                                                (In Thousands)
ASSETS

Current Assets
   Cash and cash equivalents                                                                $  1,682   $   8,812
   Accounts receivable, net                                                                  106,783     101,477
   Inventories                                                                               153,756     156,067
   Other current assets                                                                       10,894       8,626
                                                                                            --------    --------

                                              Total Current Assets                           273,115     274,982


Property, Plant and Equipment                                                                237,825     227,426
                          Less accumulated depreciation                                      127,402     114,302
                                                                                            --------    --------
                                              Total Property Plant and Equipment             110,423     113,124

Other Assets
    Goodwill                                                                                  82,111      81,464
    Net assets held for sale                                                                  10,193      19,205
    Other                                                                                     56,045      52,083
                                                                                            --------    --------
                                              Total Other Assets                             148,349     152,752
                                                                                            --------    --------
                                              Total Assets                                  $531,887    $540,858
                                                                                            ========    ========


LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
   Trade accounts payable                                                                    $61,985     $74,868
   Accrued expenses                                                                           56,811      48,907
   Current portion of long-term liabilities                                                    2,492       3,056
                                                                                            --------    --------
                                              Total Current Liabilities                      121,288     126,831

Long-Term Liabilities, less current portion
  9.25% Senior Subordinated Notes due 2007                                                   199,930     199,930
  Revolving credit maturing on July 30,2007                                                  104,500     114,000
  Other long-term debt                                                                        10,169       9,886

   Other postretirement benefits                                                              23,079      23,829
   Other                                                                                       2,663       3,483
                                                                                            --------    --------
                                              Total Long-Term Liabilities                    340,341     351,128

Shareholders' Equity                                                                          70,258      62,899
                                                                                            --------    --------
                                              Total Liabilities and Shareholders' Equity    $531,887    $540,858
                                                                                            ========    ========


Note A--The revolving credit was refinanced by the Company on July 30, 2003, maturing July 30, 2007 and is classified as long-term debt.